Employee Benefit Plan	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plan

14. Employee Benefit Plan

The Company sponsors a 401(k) retirement savings plan (the “Plan”). Participation in the Plan is available to full-time employees who meet eligibility requirements. Eligible employees may defer a portion of their salary as defined by Internal Revenue Service regulations. The Company may make matching contributions on behalf of all participants in the 401(k) Plan in an amount determined by the Company’s Board of Directors. The Company may also make additional discretionary profit sharing contributions in amounts as determined by the Board of Directors, subject to statutory limitations. Matching and profit-sharing contributions, if any, are subject to a vesting schedule; all other contributions are at all times fully vested. The Company intends the 401(k) Plan, and the accompanying trust, to qualify under Sections 401(k) and 501 of the Internal Revenue Code so that contributions by employees to the 401(k) Plan, and income earned (if any) on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and so that the Company will be able to deduct its contributions, if any, when made. The trustee under the 401(k) Plan, at the direction of each participant, invests the assets of the 401(k) Plan in any of a number of investment options. The Company made matching contributions totaling $108,000 for the year ended December 31, 2016. For the years ended December 31, 2015 and 2014, the Company made matching contributions totaling $115,000 and $70,000, respectively